Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue

23. Revenue

Revenue is recognized when obligations under the terms of contracts with our customers are satisfied; generally, this occurs upon shipment or when control is transferred. Revenue is measured as the amount of consideration expected to be received in exchange for transferring the goods. In addition, revenue is deferred when cash payments are received or due in advance of performance.

The durations of Nucor’s contracts with customers are generally one year or less. Customer payment terms are generally 30 days.

Contract liabilities are primarily related to deferred revenue resulting from cash payments received in advance from customers to protect against credit risk. Contract liabilities totaled $91.2 million as of December 31, 2018 ($72.3 million as of December 31, 2017), and are included in accrued expenses and other current liabilities in the consolidated balance sheets. The amount of revenue reclassified from the December 31, 2017 contract liabilities balance during 2018 was approximately $61.3 million.

The following table disaggregates our net sales by major source for 2018 (in thousands):

	Year Ended December 31, 2018
	Steel Mills	Steel Products	Raw Materials	Total
Sheet	$7,571,765	$—	$—	$7,571,765
Bar	4,709,292	—	—	4,709,292
Structural	1,830,476	—	—	1,830,476
Plate	2,133,685	—	—	2,133,685
Tubular Products	—	1,347,577	—	1,347,577
Rebar Fabrication	—	1,496,194	—	1,496,194
Other Steel Products	—	3,952,730	—	3,952,730
Raw Materials	—	—	2,025,560	2,025,560

	$16,245,218	$6,796,501	$2,025,560	$25,067,279

STEEL MILLS SEGMENT

Sheet – For the majority of sheet products, we transfer control and recognize a sale when we ship the product from the sheet mill to our customer. The amount of consideration we receive and revenue we recognize for spot market sales are based upon prevailing prices at the time of sale. The amount of consideration we receive and revenue we recognize for contract customers are based primarily on pricing formulae that permit price adjustments to reflect changes in the current market-based indices and/or raw material costs near the time of shipment.

The amount of tons sold to contract customers at any given time depends on a variety of factors, including our consideration of current and future market conditions, our strategy to appropriately balance spot and contract tons in a manner to meet our customers’ requirements while considering the expected profitability, our desire to sustain a diversified customer base and our end-use customers’ perceptions about future market conditions. These contracts are typically one year or less. Steel mills segment contract sales outside of our sheet operations are not significant.

Bar, Structural and Plate – For the majority of bar, structural and plate products, we transfer control and recognize a sale when we ship the product from the mill to our customer. The significant majority of bar, structural and plate product sales are spot market sales, and the amount of consideration we receive and revenue we recognize for those sales are based upon prevailing prices at the time of sale.

STEEL PRODUCTS SEGMENT

Tubular Products – The tubular products businesses transfer control and recognize a sale when the product is shipped from our operating locations to our customers. The significant majority of tubular product sales are spot market sales, and the amount of consideration we receive and revenue we recognize for those sales are based upon prevailing prices at the time of sale.

Rebar Fabrication – The majority of revenue for our rebar fabrication businesses relates to revenue from contracts with customers for the supply of fabricated rebar. For the majority of these transactions, we transfer control and recognize a sale when the products are shipped from our operating locations and collection is reasonably assured. Provisions for losses on incomplete contracts are made in the period in which such losses are determined.

Our rebar fabrication businesses also generate a significant amount of revenue from contracts with customers in which they supply fabricated rebar and install it at the customer’s job site. There are two performance obligations for these types of contracts: the supply of the fabricated rebar and the installation of the supplied rebar at the customer’s job site. For the supply of fabricated rebar performance obligation, we transfer control and recognize a sale when the product is delivered to our customer’s job site. The transaction price allocated to this performance obligation is determined at the start of the contract, based on the then current market price for supplied fabricated rebar. For the installation of supplied rebar performance obligation, we transfer control and recognize a sale when the delivered material is installed. The transaction price allocated to this performance obligation is determined at the start of the contract, based on the then current market price for the installation of fabricated rebar.

Variable consideration occurring from change orders and price escalations caused by changes in underlying material costs for previously satisfied performance obligations are recognized cumulatively in the period in which management believes that the amount of consideration is changed and collection is reasonably assured. Management reviews these situations on a case-by-case basis and considers a variety of factors, including relevant experience with similar types of performance obligations, our experience with the customer and collectability considerations.

Other Steel Products – Other steel products include our joist, deck, cold finish, metal building systems, piling and the other remaining businesses that comprise the steel products segment. Generally for these businesses, we transfer control and recognize a sale when we ship the product from our operating locations to our customers. The amount of consideration we receive and revenue we recognize for those sales are agreed upon with the customers before the product is shipped.

RAW MATERIALS SEGMENT

The majority of the raw materials segment revenue from outside customers is generated by The David J. Joseph Company and its affiliates. We transfer control and recognize a sale based on the terms of the agreement with the customer, which is generally when the product has met the delivery requirements. The amount of consideration we receive and revenue we recognize for those sales is based on the contract with the customer, which generally reflects current market prices at the time the contract is entered into.